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                                                                    EXHIBIT 10.7

                       CHROMAVISION MEDICAL SYSTEMS, INC.
                            STOCK OPTION GRANT LETTER

         ChromaVision Medical Systems, Inc. (the "Company") is granting this Stock Option to Patricia Sisson (the "Grantee") on November 3, 1997 (the "Date of Grant").

1.       Option Grant and Acceptance

         (a) The Company hereby grants to the Grantee effective as of the Date of Grant, the right and option (the "Option") to purchase 50,000 shares of Common Stock of the Company (the "Shares"). The Option is not intended to constitute an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         (b) The Grantee shall signify his acceptance of the Option by executing this Grant Letter.

2.       Option Price

         The price of each Share covered by the Option shall be $10.00 (the "Option Price"), which is 100% of the fair market value of a Share on the Date of Grant.

3.       Option Expiration

         The Option, to the extent that it has not theretofore been exercised, shall automatically expire on the earliest to occur of the following events:

         (a)      ten years from the Date of Grant;

         (b) if the Grantee's employment with the Company terminates voluntarily or involuntarily for any reason other than death or Disability (as hereinafter defined), the Option may thereafter be exercised by the Grantee, to the extent it was exercisable at the time of such termination, for a period of three months from the date of such termination of employment or until the occurrence of the date specified in Section 3(a), whichever period is shorter; provided, however, that if the Grantee dies within such three-month period, the unexercised portion of the Option shall thereafter be exercisable to the extent to which it was exercisable at the time of termination of employment, for a period of twelve months from the date of such death or until the occurrence of the date specified in Section 3(a), whichever period is shorter;

         (c) if the Grantee's employment with the Company terminates by reason of death, the Option may be thereafter exercised, to the extent then exercisable, by the legal representative of the estate or by the legatee of the Grantee under the will of the Grantee, for a period of one year from the date of such death or until the occurrence of the date specified in Section 3(a), whichever period is shorter;

         (d) if the Grantee's employment with the Company terminates by reason of Disability, the Option may thereafter be exercised by the Grantee, to the extent it was exercisable at the time of such termination, for a period of one year from the date of such termination of employment or until the occurrence of the date specified in Section 3(a), whichever period is shorter; provided, however, that if the Grantee dies within such one-year period, any unexercised portion of the Option held by the Grantee shall thereafter be

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exercisable to the extent it was exercisable at the time of termination of employment for a period of twelve months from the date of death or until the occurrence of the date specified in Section 3(a), whichever period is shorter;

         (e) Notwithstanding the foregoing, if Grantee's employment is Terminated for Cause (as hereinafter defined), the Option granted hereby shall terminate as of the date the Grantee ceases to be Employed by the Company, and the Grantee shall automatically forfeit all Shares underlying any exercised portion of an Option for which the Company has not yet delivered the share certificates upon refund by the Company of the exercise price paid by the Grantee for such Shares.

4.       Vesting

         (a) Subject to the terms, conditions and limitations expressed herein and, except as provided below, the Option shall become exercisable in accordance with the following vesting schedule:


         Period                                 Percentage Vested
         ------                                 -----------------
On or before November 2, 1998                                  0%
November 3, 1998 to November 2, 1999                          25%
November 3, 1999 to November 2, 2000                          50%
November 3, 2000 to November 2, 2001                          75%
On or after November 3, 2001                                 100%


         (b) The right to purchase Shares under the Option as provided in
Section 4(a) above may be exercised in a cumulative fashion, such that any right to purchase Shares which becomes exercisable on a given date shall remain exercisable until the date stated in any applicable provision of Section 3 (with respect to the expiration of the Option).

         (c) In the event of a "Change of Control" (as defined below), either
(i) all of the unvested portion of the Option shall vest immediately, or (ii) if the Committee (as hereinafter defined) so determines, the difference between the fair market value of the shares underlying such unvested portion of the Option and the exercise price thereof shall be paid to Grantee in cash by the Company.

         (d) "Change in Control" is defined to mean the issuance, sale or transfer (including a transfer as a result of death, disability, operation of law or otherwise) in a single transaction or group of related transactions to any entity, person or group (other than Safeguard Scientifics, Inc. and/or its affiliates) of the beneficial ownership of newly issued, outstanding or treasury shares of the capital stock of the Company having 50% or more of the combined voting power of the Company's then outstanding securities entitled to vote for at least a majority of the authorized number of directors of the Company, or any merger, consolidation, sale of all or substantially all of the assets or other comparable transaction as a result of which all or substantially all of the assets and business of the Company are acquired directly or indirectly by another entity which prior to the acquisition was not an affiliate of the Company (as defined in the regulations of the Securities and Exchange Commission under the Securities Act of 1933). Group shall have the same meaning as in
Section 13(d) of the Securities Exchange Act of 1934, and "affiliate" shall have the same meaning as in Rule 405 of the Securities Exchange Commission adopted under the Securities Act of 1933.

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5.       Time and Method of Exercise

         Subject to the terms of Section 4 above, the Option may be exercised at any time, or from time to time, prior to expiration (as defined in Section 3 above), by written notice to the Stock Option Administrator of the Company. Such written notice shall be effective upon receipt by the Stock Option Administrator of the Company and shall be accompanied by:

         (a) a check, or the equivalent thereof acceptable to the Company in its discretion, for the full Option Price of the number of Shares being purchased;

         (b) one or more certificates representing a number of Shares which are, in the aggregate, equal in Fair Market Value (as hereinafter defined) to the full Option Price for the Shares being purchased, such certificates being duly endorsed (or accompanied by stock powers signed in blank) so as to transfer to the Company all right, title and interest in and to the Shares represented by such certificates;

         (c) a combination of the forms of payment specified in Section 5(a) and 5(b) above which, in the aggregate, is equal to the full Option Price of the number of Shares being purchased; or

         (d) where there is a public market for the Shares, by delivering a properly executed notice of exercise of the Option to the Company and a broker, with irrevocable instructions to the broker to deliver to the Company on the settlement date the amount of sale proceeds necessary to pay the exercise price of the Option.

6.       Replacement Option

         Upon an exercise of the Option, in whole or in part, at any time, the Grantee shall be entitled to receive a replacement Option covering such number of shares of Common Stock, at such exercise price per share and upon such terms and conditions as the Committee may, in its sole discretion, establish in any policy or program adopted from time to time by the Committee. The Committee may, in its sole discretion, amend, modify or terminate at any time any such policy or program. Unless otherwise provided by the Committee, if any such policy or program is amended or modified, such policy or program shall be deemed to become part of this Grant Letter as so amended or modified without further action by the Company or the Grantee. The Committee may specify in any such policy or program that the grant of any such replacement Option may be automatic upon an exercise of the Option complying with the terms and conditions of the policy or program.

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7.       Nonassignability of Option Rights

         The Option shall not be assigned or transferred by the Grantee except, in the event of the death of the Grantee, by will or by the laws of descent and distribution. Upon a transfer by will or by the laws of descent and distribution, the person to whom the Option is transferred shall have the right to exercise the Option in accordance with this Grant Letter, subject to the Company receiving satisfactory proof of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution. Any attempt to assign, transfer, pledge or dispose of the Option contrary to the provisions hereof, and the levy of any execution, attachment or similar process upon the Option, shall be null and void and without effect. Notwithstanding the foregoing, the Committee may provide, at or after Grant, that a Grantee may transfer Nonqualified Stock Options pursuant to a domestic relations order or to family members or other persons or entities according to such terms as the Company may determine.

8.       Adjustments

         If any change is made to the Common Stock (whether by reason of stock dividend, spin off, recapitalization, stock split, combination or exchange of shares, merger, reorganization or consolidation in which the Company is the surviving corporation, reclassification, change in par value, or any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding Company Stock is substantially reduced as a result of a spin off or the Company's payment of an extraordinary dividend or distribution), then unless such event or change results in the termination of this Grant, the Committee shall preserve the value of the Option by making appropriate adjustments to the number and class of shares, the Option Price or otherwise, except that any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .5 or greater up, and any portion of a share equal to less than .5 down, in each case to the nearest whole number.

9.       Withholding

         The Grantee or other person receiving Shares upon an exercise of the Option, in whole or in part, shall be subject to any applicable federal (including FICA), state and local taxes that the Company is required to withhold with respect to such exercise. The Company shall have the right to require a Grantee to pay to the Company, or the Company may deduct from other wages paid by the Company, the amount of any such withholding taxes the Company is required to withhold with respect to such exercise. If the Committee so permits by formal vote, at or after Grant but prior to exercise of the Option, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to such exercise by having shares withheld up to an amount that does not exceed the Grantee's maximum marginal tax rate for federal (including FICA), state and local tax liabilities. The Company's obligation to issue or transfer Shares upon exercise of the Option shall be conditioned upon the Grantee's compliance with the requirements of this section to the satisfaction of the Committee.

10.      Employment by the Company

         For purposes of this Grant, Employed by the Company shall mean employment as an employee or a consultant, so that for purposes of exercising this Option, a Grantee shall be considered to have terminated employment once the Grantee ceases to be an employee or consultant, unless the Committee determines otherwise.

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11.      No Contract for Employment

         (a) Nothing contained in this Grant Letter shall be deemed to require the Company to continue the Grantee's employment by the Company. Except as may be provided in a written employment contract executed by a duly authorized officer of the Company and approved by the board of directors of the Company, the Grantee shall at all times be an employee-at-will of the Company and the Company may discharge the Grantee at any time for any reason, with or without cause, and with or without severance compensation.

         (b) From time to time, the Company may distribute employee manuals or handbooks, and officers or other representatives of the Company may make written or oral statements relating to the Company's policies and procedures. Such manuals, handbooks and statements are intended only for the general guidance of employees. No policies, procedures or statements of any nature by or on behalf of the Company (whether written or oral, and whether or not contained in any formal employee manual or handbook) shall be construed to modify this Grant Letter or to create express or implied obligations to the Grantee of any nature.

12.      Interpretation and Administration

         All questions of interpretation and application of this Grant shall be determined by the Committee in its discretion, and such determination shall be final and binding upon all persons. The Committee may consult with legal counsel who may be counsel to the Company and shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel.

         The validity, construction and effect of this Option shall be determined in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

13.      No Stockholder Rights

         Neither the Grantee, nor any person entitled to exercise the Grantee's rights in the event of the Grantee's death, shall have any of the rights and privileges of a stockholder with respect to the Shares subject to the Option, except to the extent that certificates for such Shares shall have been issued upon the exercise of the Option as provided herein.

14.      Cancellation or Amendment

         This Option may be canceled or amended by the Committee, in whole or in part, at any time that the Committee determines, in its sole discretion, that the cancellation or amendment is necessary or advisable in light of any change after the Date of Grant in (a) the Code or the regulations issued thereunder or
(b) any federal or state securities law or other law or regulation, which change by its terms is effective retroactively to a date on or before the Date of Grant; provided, however, that no such cancellation or amendment shall, without the Grantee's consent, apply to or affect installments that matured on or before the date on which the Committee makes such determination.

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15.      Notice

         Any notice to the Company provided for in this Grant Letter shall be addressed to it in care of the Stock Option Administrator of the Company, at 33171 Paseo Cerveza, San Juan Capistrano, CA 92690 and any notice to the Grantee shall be addressed to such Grantee at the current address shown on the payroll of the Company, or to such other address as the Grantee may designate to the Company in writing. Any notice provided for hereunder shall be delivered by hand, sent by telecopy or telex or enclosed in a properly sealed envelope addressed as stated above, registered and deposited, postage and registry being prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

16.      Grantee's Securities Law Representations

         If the Committee shall deem it appropriate by reason of any securities law, it may require that the Grantee upon exercise in whole or in part of the Option, represent to the Company and agree in writing that the purchase of the Shares is for investment only and not with a view to distribution. The Committee may require that the Share certificates be inscribed with a legend restricting transfer in accordance with applicable securities law requirements.

17.      Definitions

         "Committee" means the committee appointed by the Board of Directors to administer the Company's stock options and equity compensation plans, or, in the absence of such a committee, the Board of Directors of the Company.

         "Disability" means permanent and total disability within the meaning of
Section 22(e)(3) of the Code.

         "Fair Market Value" means the fair market value of the Stock as determined by the Committee in good faith based on the best available facts and circumstances at the time; provided, however, that where there is a public market for the Stock and the Stock is registered under the Exchange Act, Fair Market Value shall mean the per share or aggregate value of the Stock as of any given date, determined as follows: (i) if the principal trading market for the Stock is a national securities exchange or the Nasdaq National Market, the last reported sale price thereof on the relevant date or, if there were no trades on that date, the latest preceding date upon which a sale was reported, or (ii) if the Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Stock on the relevant date, as reported on Nasdaq or, if not so reported, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines.

         "Termination for Cause" shall mean, except to the extent specified otherwise by the Committee, a finding by the Committee that the Grantee has breached his or her employment or service contract, non-competition or other obligation with the Company, or has been engaged in disloyalty to the Company, including, without limitation, fraud, embezzlement, theft, commission of a felony or proven dishonesty in the course of his or her employment or service, or has disclosed trade secrets or confidential information of the Company to persons not entitled to receive such information.

                                   CHROMAVISION MEDICAL SYSTEMS, INC.

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                                   By:
                                      -----------------------------------------

                                  Accepted By:


                                  ---------------------------------------------
                                  Patricia Sisson